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                          EXHIBIT 99.1 TO SCHEDULE 13D

                         FIRST BANCORP OF INDIANA, INC.
                              CUSIP NO. 31867T-10-3


         Pursuant to Regulation ss. 240.13d-1(k)(l)(iii), the undersigned agree that the following statement is filed on behalf of each of them.


Dated: April 6, 2001                        PULASKI FINANCIAL CORP.

                                    By:     /s/ William A. Donius
                                            -----------------------------------
                                            Signature

                                            William A. Donius, President and
                                            Chief Executive Officer
                                            -----------------------------------
                                            Name/Title



                                            THE ROOSEVELT GROUP, L.L.C.

Dated: April 6, 2001                By:     /s/ Stanley J. Bradshaw
                                            -----------------------------------
                                            Signature

                                            Stanley J. Bradshaw, Chairman
                                            -----------------------------------
                                            Name/Title



Dated: April 6, 2001                        BRADSHAW CAPITAL MANAGEMENT, L.L.C.

                                    By:     /s/ Stanley J. Bradshaw
                                            -----------------------------------
                                            Signature

                                            Stanley J. Bradshaw, President
                                            -----------------------------------
                                            Name/Title